Global Funds
Prospectus  March 2, 2026 (as revised August 26, 2026)
Nationwide Bailard International Equities Fund
Class A (NWHJX) / Class M (NWHLX) Class R6 (NWHMX) / Institutional Service Class (NWHNX)
Nationwide Schroders Global Equity Fund (formerly, Nationwide Global Sustainable Equity Fund)
Class A (GGEAX) / Class R6 (GGEIX) Institutional Service Class (GGESX)
Nationwide Strategic Income Fund (formerly, Nationwide Amundi Strategic Income Fund)
Class A (NWXEX) / Class R6 (NWXGX) Institutional Service Class (NWXHX)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfunds

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Table of Contents

2	Fund Summaries
Nationwide Bailard International Equities Fund
Nationwide Schroders Global Equity Fund
Nationwide Strategic Income Fund
18	How the Funds Invest
Nationwide Bailard International Equities Fund
Nationwide Schroders Global Equity Fund
Nationwide Strategic Income Fund
23	Risks of Investing in the Funds
35	Fund Management
37	Investing with Nationwide Funds
Share Classes
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Fair Value Pricing
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
48	Distributions and Taxes
51	Additional Information
52	Financial Highlights
56	Appendix A
Intermediary Sales Charge Discounts and Waivers

Fund Summary: Nationwide Bailard International Equities Fund
Objective
The Nationwide Bailard International Equities Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 37 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 93 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class M Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class M Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees(1)	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	None	None	None
Other Expenses	0.19%	0.14%	0.14%	0.26%
Total Annual Fund Operating Expenses	1.04%	0.74%	0.74%	0.86%
Fee Waiver/Expense Reimbursement(2)	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.98%	0.68%	0.68%	0.80%
(1)
 “Management Fees” has been restated to reflect the reduction of contractual investment advisory fees as of January 1, 2026.
(2)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.68% until at least March 2, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee

Fund Summary: Nationwide Bailard International Equities Fund (cont.)
waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$669	$881	$1,111	$1,768
Class M Shares	69	231	406	913
Class R6 Shares	69	231	406	913
Institutional Service Class Shares	82	268	471	1,055
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.36% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. Many securities are denominated in currencies other than the U.S. dollar. It normally invests in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings are spread across multiple industries and geographic regions. Under normal circumstances, the Fund invests at least 80% of its net assets (at the time of purchase) in equity securities.Equity securities represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Some emerging market countries may be considered to be “frontier market” countries, although the Fund does not invest more than 20% of its net assets in frontier market countries. Frontier market countries are those emerging market countries that are considered to be among the smallest, least mature and least liquid.
The Fund employs a disciplined approach with fundamental and quantitative elements. Fundamental research seeks to identify and evaluate country, industry and security-specific drivers. Quantitative research assists in the selection of both countries and securities. The subadviser’s stock selection models rank securities according to various measures of value, momentum, quality and analysts’ expectations. Because investor behaviors vary around the world, the relative importance of these factors varies by country. A multifactor model is used to rank countries according to their characteristics, including various measures of value, momentum and risk. The relative weighting among these characteristics typically changes over time according to changes in the overall conditions across global markets. The subadviser generally determines weights of countries, industries and companies based on evaluation of quantitative and fundamental characteristics. In overweighting and underweighting countries, the subadviser may consider global market indices.
The Fund may also invest in equity securities of U.S. companies. The Fund may use derivatives, such as forward foreign currency contracts (including forward foreign currency cross hedges), options, futures and other derivatives for investing and to hedge its investments and risk. Such instruments will principally be used for hedging and risk management purposes, including to help protect its international stock investments from the risk of a strong U.S. dollar.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Fund Summary: Nationwide Bailard International Equities Fund (cont.)
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Frontier markets risk – frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The risk magnification is the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Quantitative analysis strategy risk – the success of the Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Fund Summary: Nationwide Bailard International Equities Fund (cont.)
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund's ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities market index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Annual Total Returns– Class A Shares
(Years Ended December 31,)

40%
30%
20%
10%
0%
-10%
-20%
-30%
-2.57%
24.23%
-20.04%
21.41%
7.89%
9.68%
-16.27%
21.49%
6.93%
34.28%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	16.89%	–	Q4 2022
Lowest Quarter:	-23.17%	–	Q1 2020

Year-to-date total return:	14.93%	–	June 30, 2026
After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	26.57%	8.60%	6.70%
Class A Shares– After Taxes on Distributions	24.23%	7.69%	5.94%
Class A Shares– After Taxes on Distributions and Sales of Shares	17.23%	6.67%	5.24%
Class M Shares– Before Taxes	34.70%	10.26%	7.71%
Class R6 Shares– Before Taxes	34.58%	10.24%	7.70%
Institutional Service Class Shares– Before Taxes	34.57%	10.20%	7.63%
MSCI EAFE® Index (The Index does not pay sales charges, fees, expenses or taxes.)	31.22%	8.92%	8.18%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors

Fund Summary: Nationwide Bailard International Equities Fund (cont.)
Subadviser
Bailard, Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Daniel McKellar, CFA	Senior Vice President, Director, International Equity Research	Since 2015
Irene Liando, CFA	Vice President, International Equities	Since 2026
Purchase and Sale of Fund Shares
Minimum Initial Investment
Class A: $2,000
Class M: $5,000
Class R6: $1,000,000
Institutional Service Class: $50,000
Automatic Asset Accumulation Plan (Class A): $0*
*Provided each monthly purchase is at least $50

Minimum Additional Investment Class A, Class M: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds c/o U.S. Bank Global Fund Services P.O. Box 219336 Kansas City, MO 64121-9336	Overnight: Nationwide Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219336 Kansas City, MO 64105-1307	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary: Nationwide Schroders Global Equity Fund
(formerly, Nationwide Global Sustainable Equity Fund)
Objective
The Nationwide Schroders Global Equity Fund seeks to maximize total return, consisting of capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 37 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 93 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.20%	0.12%	0.37%
Total Annual Fund Operating Expenses	1.10%	0.77%	1.02%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$681	$905	$1,146	$1,838
Class R6 Shares	79	246	428	954
Institutional Service Class Shares	104	325	563	1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.80% of the average value of its portfolio.

Fund Summary: Nationwide Schroders Global Equity Fund (cont.)
Principal Investment Strategies
The Fund invests in equity securities of companies located throughout the world, including the United States. The Fund’s subadviser normally invests the Fund’s assets primarily in common stocks. The Fund typically invests in at least five countries including the United States. The Fund also may invest in emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund’s subadviser normally allocates the Fund’s investments across different countries and regions. The Fund nevertheless may have significant investments in one or more countries or particular sectors. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities at the time of investment.For these purposes, equity securities include common stocks and other securities that represent an ownership interest in the issuer.
In selecting securities, the subadviser uses a fundamental, bottom-up approach that is based on earnings potential and market mispricings. Investment decisions are driven by deep fundamental and sustainability research. The subadviser seeks to identify companies that it believes will deliver strong forward earnings potential above the level expected by the market, i.e., stocks with positive “growth gaps,” which arise when company fundamentals diverge from market expectation due to:
●Overreaction to short-term news;
●Over-reliance on historical growth; and
●Failure to anticipate future earnings power.
As part of its investment process, the subadviser may evaluate issues such as climate change, environmental performance, labor standards and corporate governance, among others, which they view as important in their assessment of an investment’s risk and potential for profitability.
The subadviser may sell a stock if it identifies a more attractive investment opportunity. The subadviser also may sell a stock if it has reached a price target or if the subadviser has lost conviction in its original investment thesis.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less

Fund Summary: Nationwide Schroders Global Equity Fund (cont.)
stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
ESG integration risk – the environmental, social and governance (“ESG”) characteristics that may be evaluated as part of the Fund’s investment process, including issues such as climate change, environmental performance, labor standards and corporate governance, among others, are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process vary across asset classes, sectors and strategies. ESG characteristics are not the only factors that may be considered in selecting investments and as a result, investments may not have favorable ESG characteristics. While the Fund’s subadviser believes that the integration of sustainability analysis into the Fund’s investment process has the potential to identify financial risks and potentially contribute to the Fund’s long-term performance, there is no guarantee that the integration of ESG analysis will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Further, the regulatory landscape with respect to ESG investing is still developing and the Fund may modify or alter its investment process with respect to ESG integration. Notwithstanding that ESG integration is intended to identify material risks and economic opportunities, changing market conditions could cause the consideration of ESG factors to negatively impact the Fund’s performance in certain market cycles or conditions. The subadviser applies certain exclusionary criteria in the management of assets, and the subadviser will not invest on the Fund’s behalf in companies involved in the production, stockpiling, transfer and use of cluster munitions, anti-personnel mines or chemical or biological weapons or companies that generate more than 20% of their revenues from thermal coal mining. The exclusionary criteria applied by the subadviser may change from time to time.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund's performance prior to November 17, 2025, reflects returns pursuant to different principal investment strategies and a different subadviser. If the Fund's current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.

Fund Summary: Nationwide Schroders Global Equity Fund (cont.)
Annual Total Returns– Class R6 Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
8.50%
24.62%
-7.99%
29.42%
20.56%
20.75%
-17.71%
22.46%
8.57%
25.89%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	20.71%	–	Q2 2020
Lowest Quarter:	-22.31%	–	Q1 2020

Year-to-date total return:	8.34%	–	June 30, 2026
After-tax returns are shown in the table for Class R6 shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	18.30%	9.03%	11.37%
Class R6 Shares– Before Taxes	25.89%	10.71%	12.44%
Class R6 Shares– After Taxes on Distributions	21.99%	8.36%	10.65%
Class R6 Shares– After Taxes on Distributions and Sales of Shares	17.07%	7.88%	9.79%
Institutional Service Class Shares– Before Taxes	25.58%	10.54%	12.29%
MSCI All Country World Index (The Index does not pay sales charges, fees, expenses or taxes.)	22.34%	11.19%	11.72%
MSCI World Index® Free (The Index does not pay sales charges, fees, expenses or taxes.)	21.09%	12.15%	12.17%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Schroder Investment Management North America Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Alex Tedder	Portfolio Manager, CIO - Equities	Since 2025
Frank Thormann, CFA	Portfolio Manager	Since 2025
Purchase and Sale of Fund Shares
Minimum Initial Investment Class A: $2,000 Class R6: $1,000,000 Institutional Service Class: $50,000 Automatic Asset Accumulation Plan (Class A): $0* *Provided each monthly purchase is at least $50
Minimum Additional Investment Class A: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds c/o U.S. Bank Global Fund Services P.O. Box 219336 Kansas City, MO 64121-9336	Overnight: Nationwide Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219336 Kansas City, MO 64105-1307	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Fund Summary: Nationwide Schroders Global Equity Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary: Nationwide Strategic Income Fund
(formerly, Nationwide Amundi Strategic Income Fund)
Objective
The Nationwide Strategic Income Fund seeks to provide a high level of current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 37 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 93 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.23%	0.07%	0.19%
Total Annual Fund Operating Expenses	1.00%	0.59%	0.71%
Fee Waiver/Expense Reimbursement(1)	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.90%	0.49%	0.61%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.49% until at least March 2, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$315	$527	$756	$1,413
Class R6 Shares	50	179	319	728
Institutional Service Class Shares	62	217	385	873

Fund Summary: Nationwide Strategic Income Fund (cont.)
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 290.32% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a flexible investment approach, allocating across different types of debt securities with few limitations as to credit quality, geography, maturity or sector, with the goal of achieving a high level of current income. The Fund may invest in U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds and debentures, asset-backed securities, mortgage-backed securities (including collateralized mortgage obligations) and convertible bonds. The Fund also may invest in corporate loans. Securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in emerging market securities. Emerging market countries include certain countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. Many foreign securities are denominated in currencies other than the U.S. dollar.
The Fund may invest without limitation in debt securities of any maturity, duration or credit quality. Accordingly, the Fund may invest a substantial portion of its portfolio in high-yield bonds (i.e., “junk bonds”) and other securities that are lower-rated. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments.
The Fund’s subadviser may use derivatives, such as futures and forward foreign currency contracts, either to increase returns, to hedge against international currency exposure, or to manage the Fund’s average portfolio duration. The subadviser also may buy or sell credit default swaps either to hedge against investment risks or to increase return.
The Fund’s subadviser does not manage the Fund specific to any index or benchmark, which provides it with flexibility to allocate to and rotate across any sector in the fixed-income universe. This strategy is designed to provide exposure to those areas of the fixed-income market that the subadviser anticipates will provide value, while attempting to minimize exposure to those areas it anticipates will not provide value. In managing the Fund, the subadviser considers fundamental market factors such as yield and credit quality differences among bonds, as well as demand and supply trends. The subadviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.

Fund Summary: Nationwide Strategic Income Fund (cont.)
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
 Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches often are specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Fund Summary: Nationwide Strategic Income Fund (cont.)
 Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing

Fund Summary: Nationwide Strategic Income Fund (cont.)
standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of
U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities market index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Annual Total Returns– Institutional Service Class Shares
(Years Ended December 31,)

15%
10%
5%
0%
-5%
11.83%
11.16%
-0.10%
10.17%
3.48%
4.85%
-2.08%
9.39%
9.76%
7.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	16.16%	–	Q2 2020
Lowest Quarter:	-18.18%	–	Q1 2020

Year-to-date total return:	2.37%	–	June 30, 2026
After-tax returns are shown in the table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Fund Summary: Nationwide Strategic Income Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	4.56%	5.00%	5.96%
Class R6 Shares– Before Taxes	7.48%	5.89%	6.56%
Institutional Service Class Shares– Before Taxes	7.36%	5.76%	6.48%
Institutional Service Class Shares– After Taxes on Distributions	5.10%	3.33%	3.98%
Institutional Service Class Shares– After Taxes on Distributions and Sales of Shares	4.32%	3.35%	3.90%
Bloomberg U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Victory Capital Management Inc. (“Victory Capital”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jonathan M. Duensing, CFA	Senior Managing Director, Director of Fixed Income, and Portfolio Manager	Since 2015
Jeffrey C. Galloway, CFA	Senior Vice President, Portfolio Manager, and Senior Credit Analyst	Since 2023
Purchase and Sale of Fund Shares
Minimum Initial Investment Class A: $2,000 Class R6: $1,000,000 Institutional Service Class: $50,000 Automatic Asset Accumulation Plan (Class A): $0* *Provided each monthly purchase is at least $50
Minimum Additional Investment Class A: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds c/o U.S. Bank Global Fund Services P.O. Box 219336 Kansas City, MO 64121-9336	Overnight: Nationwide Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219336 Kansas City, MO 64105-1307	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How the Funds Invest: Nationwide Bailard International Equities Fund
Objective
The Nationwide Bailard International Equities Fund seeks long-term capital appreciation. This objective may be changed by the Nationwide Mutual Funds’ (the “Trust’s”) Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. Many securities are denominated in currencies other than the U.S. dollar. The Fund normally invests in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings are spread across multiple industries and geographic regions. Under normal circumstances, the Fund invests at least 80% of its net assets (at the time of purchase) in equity securities.
Some emerging market countries may be considered to be frontier market countries, although the Fund does not invest more than 20% of its net assets in frontier market countries.
The Fund employs a disciplined approach with fundamental and quantitative elements. Fundamental research seeks to identify and evaluate country, industry and security-specific drivers. Quantitative research assists in the selection of both countries and securities. The subadviser’s stock selection models rank securities according to various measures of value, momentum, quality and analysts’ expectations. Because investor behaviors vary around the world, the relative importance of these factors varies by country. A multifactor model is used to rank countries according to their characteristics, including various measures of value, momentum and risk. The relative weighting among these characteristics typically changes over time according to changes in the overall conditions across global markets. The subadviser generally determines weights of countries, industries and companies based on evaluation of quantitative and fundamental characteristics. In overweighting and underweighting countries, the subadviser may consider global market indices. Sales decisions are made by the subadviser based on changes in country and stock specific rankings, as driven primarily by the subadviser’s fundamental and quantitative models.
The Fund may also invest in equity securities of U.S. companies. The Fund may use derivatives, such as forward foreign currency contracts (including forward foreign currency cross hedges), options, futures and other derivatives, for investing and to hedge its investments and risk. Such instruments will principally be used for hedging and risk management purposes, including to help protect its international stock investments from the risk of a strong U.S. dollar.
Key Terms:
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures,
forwards and options are derivatives, because their
values are based on changes in the values of an
underlying asset or measure.

Emerging market countries – typically are developing
and low- or middle-income countries. Emerging market
countries may be found in regions such as Asia, Latin
America, Eastern Europe, the Middle East and Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Frontier market countries – typically are those emerging
market countries that are considered to be among the
smallest, least mature and least liquid. For purposes of
the Fund, frontier market countries are those that are
included in the MSCI Frontier Markets Index.

Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, FRONTIER MARKETS RISK, MARKET RISK, QUANTITATIVE ANALYSIS STRATEGY RISK and SELECTION RISK each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.

How the Funds Invest: Nationwide Bailard International Equities Fund (cont.)
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the funds invest: Nationwide Schroders Global Equity Fund
Objective
The Nationwide Schroders Global Equity Fund seeks to maximize total return, consisting of capital appreciation and current income. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests in equity securities of companies located throughout the world, including the United States. The Fund’s subadviser normally invests the Fund’s assets primarily in common stocks. The Fund typically invests in at least five countries including the United States. The Fund also may invest in emerging market countries. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund’s subadviser normally allocates the Fund’s investments across different countries and regions. The Fund nevertheless may have significant investments in one or more countries or particular sectors. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities at the time of investment.
In selecting securities, the subadviser uses a fundamental, bottom-up approach that is based on earnings potential and market mispricings. Investment decisions are driven by deep fundamental and sustainability research. The subadviser seeks to identify companies that it believes will deliver strong forward earnings potential above the level expected by the market, i.e., stocks with positive “growth gaps,” which arise when company fundamentals diverge from market expectation due to:
●Overreaction to short-term news;
●Over-reliance on historical growth; and
●Failure to anticipate future earnings power.
As part of its investment process, the subadviser may evaluate issues such as climate change, environmental performance, labor standards and corporate governance, among others, which they view as important in their assessment of an investment’s risk and potential for profitability.
The subadviser may sell a stock if it identifies a more attractive investment opportunity. The subadviser also may sell a stock if it has reached a price target or if the subadviser has lost conviction in its original investment thesis.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Common stock – securities representing shares of ownership of a corporation.
Emerging market countries – typically are developing
and low- or middle-income countries. For purposes of
the Fund, emerging market countries are those that are
included in the MSCI Emerging Markets® Index. Emerging
market countries may be found in regions such as Asia,
Latin America, Eastern Europe, the Middle East and
Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, ESG INTEGRATION RISK, FOREIGN SECURITIES RISK, LIQUIDITY RISK, MARKET RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: Nationwide Strategic Income Fund
Objective
The Nationwide Strategic Income Fund seeks to provide a high level of current income. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a flexible investment approach, allocating across different types of debt securities with few limitations as to credit quality, geography, maturity or sector, with the goal of achieving a high level of current income.
Consistent with this approach, the Fund may invest in U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds and debentures, asset-backed securities, mortgage-backed securities (including collateralized mortgage obligations) and convertible securities. The Fund also may invest in corporate loans. Securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in emerging market securities. Many foreign securities are denominated in currencies other than the U.S. dollar, although currency exposure is typically hedged.
The Fund may invest without limitation in debt securities of any maturity, duration, or credit quality. Accordingly, the Fund may invest a substantial portion of its portfolio in high-yield bonds (i.e., “junk bonds”) and other securities that are lower rated or unrated. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments. The Fund’s subadviser may use derivatives, such as futures and forward foreign currency contracts, either to increase returns, to hedge against international currency exposure, or to manage the Fund’s average portfolio duration. The subadviser also may buy or sell credit default swaps either to hedge against investment risks or to increase return.
The Fund’s subadviser does not manage the Fund specific to any index or benchmark, which provides it with flexibility to allocate to and rotate across any sector in the fixed-income universe. This strategy is designed to provide exposure to those areas of the fixed-income market that the subadviser anticipates will provide value, while attempting to minimize exposure to those areas it anticipates will not provide value. In managing the Fund, the subadviser considers fundamental market factors such as yield and credit quality differences among bonds, as well as demand and supply trends. The subadviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The subadviser may sell a security for various reasons, such as to adjust the Fund’s average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure. The Fund may engage in active and frequent trading of portfolio securities.
Key Terms:
Asset-backed securities – debt securities issued by a
trust or other legal entity established for the purpose of
issuing securities and holding certain assets, such as
credit card receivables or auto leases, that pay down
over time and generate sufficient cash to pay holders of
the securities.

Convertible securities – generally debt securities or
preferred stock that may be converted into common
stock. Convertible securities typically pay current
income as either interest (debt security convertibles) or
dividends (preferred stock). A convertible’s value usually
reflects both the stream of current income payments
and the market value of the underlying common stock.

Credit default swap – a swap contract in which the
buyer makes a series of payments to the seller and, in
exchange, receives a payoff if the issuer of a credit
instrument, such as a bond or loan, defaults on its
obligation to pay or experiences some type of credit
event, such as a bankruptcy or restructuring. Credit
default swaps can be used to hedge against risks or to
synthetically expose a portfolio to the diversification and
performance characteristics of certain bonds or groups
of bonds.

Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures,
forwards and swaps are derivatives, because their values
are based on changes in the values of an underlying
asset or measure.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Emerging market countries – typically are developing
and low- or middle-income countries. For purposes of
the Fund, emerging market countries are those that are
included in the MSCI Emerging Markets® Index. Emerging
market countries may be found in regions such as Asia,
Latin America, Eastern Europe, the Middle East and
Africa.

How the Funds Invest: Nationwide Strategic Income Fund (cont.)
High-yield bonds – commonly referred to as “junk
bonds,” these debt securities are rated below investment
grade by nationally recognized statistical rating
organizations, such as Moody’s and Standard & Poor’s, or
are unrated securities that the Fund’s subadviser
believes to be of comparable quality. These bonds
generally offer investors higher interest rates as a way to
help compensate for the fact that the issuer is at greater
risk of default.

Maturity – the date on which the principal amount of a security is required to be paid to investors.
Mortgage-backed securities – debt securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.
U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CONVERTIBLE SECURITIES RISK, CORPORATE LOANS RISK, COUNTRY OR SECTOR RISK, CREDIT RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SELECTION RISK, SOVEREIGN DEBT RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 23.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).
Asset-backed securities risk – like traditional debt securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Transactions in corporate loans may take longer than seven days to settle. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Fund may become a member of the syndicate.
The corporate loans in which a Fund invests have speculative characteristics and are subject to high risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore a Fund may not be able to rely on the antifraud protections of the federal securities laws.
Country or sector risk – investments in particular industries, sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if a Fund emphasizes one or more industries, economic sectors or countries, it will be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries, sectors or countries.
Europe and United Kingdom focus – a Fund's investments in Europe and the United Kingdom subject the Fund to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries, and vice versa. In addition, the United Kingdom officially

Risks of Investing in the Funds (cont.)
withdrew from the European Union (“Brexit”) in 2020. The full impacts of Brexit on the United Kingdom and the European Union and the broader global economy are unknown, but could result in increased volatility and illiquidity and potentially lower economic growth. Any further exits from the European Union, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties. Additionally, Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment, and the European Union itself has experienced difficulties in connection with the debt loads of some of its member states.
Communication services – companies in the communication services sector, including companies engaged in the diversified telecommunication services, wireless telecommunication services, media, entertainment, and interactive media and services industries, may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. These companies’ values are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer discretionary – companies engaged in the consumer discretionary sector, including companies in the automobiles and components, consumer durables and apparel, consumer services, and consumer discretionary distribution and retail industry groups, are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect companies in the consumer discretionary sector.
Financials – a Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Companies engaged in banking, financial services, consumer finance, capital markets, and insurance activities, as well as mortgage real estate investment trusts (REITs), are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financials sector and companies whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Companies in the financials sector have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. Although regulators have focused on and taken measures to stabilize the financial system, bank failures and liquidity concerns continue to impact companies in the banking and financial services industries. Further regulatory intervention may be required to stabilize the U.S. banking industry if U.S. banks appear to be at a risk of failure, which could result in other unforeseen adverse impacts on the economy.
Health care – factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector. Companies in the health care sector include providers of health care and health care services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products, and life sciences tools and services companies.
Industrials – changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. Companies in the industrials sector include companies engaged in the manufacture and distribution of capital goods such as aerospace and defense, building products, and electrical equipment and machinery; companies that offer construction and engineering services; providers of commercial and professional services, including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, and research and consulting services; and companies that provide transportation services. These companies are also at risk for environmental damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Information technology – companies engaged in the information technology services, software, communications equipment, electronic equipment, instruments and

Risks of Investing in the Funds (cont.)
components, semiconductors and semiconductor equipment, and technology hardware, storage and peripherals industries face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products produced by information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability.
Materials – companies that manufacture chemicals, construction materials, containers and packaging, and paper and forest products, as well as materials and mining companies, may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. In addition, issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by the depletion of resources, technical progress, labor relations and government regulations.
Japan focus – the Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability

Risks of Investing in the Funds (cont.)
to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of the Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Foreign currency contracts – a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, a Fund's use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. A Fund's investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that a Fund is unable to close out a position because of market illiquidity, a Fund would not be able to prevent further losses of value in its derivative holdings.
Forwards – using forwards can involve greater risks than if a Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and

Risks of Investing in the Funds (cont.)
therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, a Fund may lose money.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if a Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option’s exercise price. If this occurs, the option could be exercised and a Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If a Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option’s exercise price. If this occurs, the option could be exercised and a Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When a Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to a Fund.
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that a Fund invests in over-the-counter options, a Fund will be exposed to credit risk with regard to parties with whom it trades and also will bear the risk of settlement default. These risks differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement, and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis”
risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, a Fund could sustain significant losses.
Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. Certain credit default swaps have been designated for mandatory central clearing. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations a Fund could sustain significant losses. Credit default swaps also are subject to the risk that a Fund will not assess properly the cost of the underlying investment. If a Fund is selling credit protection, it bears the risk that a credit event will occur, requiring a Fund to pay the counterparty the set value of the defaulted bonds. If a Fund is buying credit protection, there is the risk that no credit event will occur and a Fund will receive no benefit for the premium paid.
Interest rate swaps – interest rate swaps allow parties to exchange their rights to receive payments on a security or other reference rate. The use of interest rate swaps involves the risk that the subadviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the value of the underlying asset. If the Fund is the buyer of a total return swap, the Fund will lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or

Risks of Investing in the Funds (cont.)
floating rate of interest. If the Fund is the seller of a total return swap, the Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
Leverage – leverage is created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that is several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund's share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund's investments. Further, the use of leverage typically requires a Fund to make margin payments, which might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Risks of Investing in the Funds (cont.)
China exposure – there are special risks associated with investments in China (including Chinese companies listed on U.S. and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), and uncertainty regarding the ongoing trade dispute and imposition of tariffs between China and the United States. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. Any difficulties encountered by the U.S. Public Company Accounting Oversight Board (“PCAOB”) in inspecting audit work papers and practices of PCAOB registered accounting firms in China with respect to their audit work of U.S. reporting companies also imposes significant additional risks associated with investments in China. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, and thus are subject to the risks associated with and described under “emerging markets risk.”
Chinese variable interest entities – there are special risks associated with investments in Chinese variable interest entities (“VIEs”). In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies). While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators historically, they have not been formally recognized under Chinese law. The Chinese government's acceptance of the VIE structure is evolving, and the China Securities Regulatory Commission (“CSRC”) has released rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value.
Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks often are even greater in the case of smaller capitalization stocks.
Investing for income – income provided by a Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a Fund invests.
ESG integration risk – the environmental, social and governance (“ESG”) characteristics that may be evaluated as part of the Fund’s investment process, including issues such as climate change, environmental performance, labor standards and corporate governance, among others, are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. The relevance and weightings of specific ESG characteristics to the investment process vary across asset classes, sectors and strategies. ESG characteristics are not the only factors that may be considered in selecting investments and as a result, investments may not have favorable ESG characteristics. While the Fund’s subadviser believes that the integration of sustainability analysis into the Fund’s investment process has the potential to identify financial risks and potentially contribute to the Fund’s long-term performance, there is no guarantee that the integration of ESG analysis will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Further, the regulatory landscape with respect to ESG investing is still developing and the Fund may modify or alter its investment process with respect to ESG integration. Notwithstanding that ESG integration is intended to identify material risks and economic opportunities, changing market conditions could cause the consideration of ESG factors to negatively impact the Fund’s performance in certain market cycles or conditions. The subadviser applies certain exclusionary criteria in the management of assets, and the subadviser will not invest on the Fund’s behalf in companies involved in the production, stockpiling, transfer and use of

Risks of Investing in the Funds (cont.)
cluster munitions, anti-personnel mines or chemical or biological weapons or companies that generate more than 20% of their revenues from thermal coal mining. The exclusionary criteria applied by the subadviser may change from time to time.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – a Fund invests in foreign securities that may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Frontier markets risk – frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund's shares to decline.
Governments of many frontier market countries in which a Fund may invest often exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund's portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls,

Risks of Investing in the Funds (cont.)
managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries is restricted or controlled to varying degrees. These restrictions or controls at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund's returns. Banks in frontier market countries used to hold a Fund's securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there are legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund will be in jeopardy because of failures of or defects in the settlement systems.
High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities is considered speculative and may subject the Funds to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds are subject to the following risks:
●increased price sensitivity to changing interest rates and to adverse economic and business developments;
●greater risk of loss due to default or declining credit quality;
●greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
●negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Funds.
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on a Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Duration – the duration of a debt security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a debt

Risks of Investing in the Funds (cont.)
security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.
Inflation – prices of existing fixed-rate debt securities typically decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less. Inflation rates may change frequently and significantly as a result of various factors and the Fund’s investments may not keep pace with inflation, which will result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund.
Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities are callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund's income. Like other debt securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.
Liquidity risk – the risk that a Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that a Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities. Funds that invest in non-investment grade fixed income securities, small- and mid-capitalization stocks and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain

Risks of Investing in the Funds (cont.)
mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund may not recover the premium, resulting in a capital loss.
Portfolio turnover risk – a Fund’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to a Fund’s shareholders.
Quantitative analysis strategy risk – the success of a Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. The subadviser's quantitative tools may use factors that may not be predictive of a security's value and any changes over time in the factors that affect a security's value may not be reflected in the quantitative model. The subadviser's stock selection will be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.
Redemptions risk – a Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” A fund-of-funds is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of other mutual funds. As a result, from time to time, a Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase a Fund's transaction costs and could cause a Fund's operating expenses to be allocated over a smaller asset base, leading to an increase in a Fund's expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, a Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact a Fund's net asset value and liquidity.
Selection risk – the risk that the securities or other instruments selected by a Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling.

Risks of Investing in the Funds (cont.)
Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives from each Fund.
BAILARD, INC. (“BAILARD”), located at 950 Tower Lane, Suite 1900, Foster City, CA 94404, with a satellite office at 235 Pine Street, Suite 1800, San Francisco, CA 94104, is the subadviser to the Nationwide Bailard International Equities Fund. Bailard is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is organized as a California corporation. As of December 31, 2025, Bailard had approximately $7.8 billion in assets under management. Bailard has been providing investment management services since 1972.
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (“SIMNA INC.”), located at 7 Bryant Park, New York, NY 10018, is the subadviser to the Nationwide Schroders Global Equity Fund. SIMNA Inc. is a registered investment adviser and an indirect, wholly-owned subsidiary of Schroders plc, a global asset management company headquartered in London, England.
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”), located at 15935 La Cantera Pkwy, San Antonio, TX 78256, is the subadviser to the Nationwide Strategic Income Fund. Victory Capital is a global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Victory Capital’s Pioneer Investments investment franchise.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be in the Funds' reports filed on Form N-CSR, which will cover the period ending April 30,
2026. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
Nationwide Bailard International Equities Fund	0.75%
Nationwide Schroders Global Equity Fund	0.65%
Nationwide Strategic Income Fund	0.42%
Beginning January 1, 2026, the Nationwide Bailard International Equities Fund began paying NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Nationwide Bailard International Equities Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.
Fund	Assets	Management Fee
Nationwide Bailard International Equities Fund	Up to $1 billion	0.60%
	$1 billion and more	0.55%
Portfolio Management
Nationwide Bailard International Equities Fund
Daniel McKellar, CFA and Irene Liando, CFA, are jointly responsible for the day-to-day management of the Fund.
Mr. McKellar is Senior Vice President, Director, International Equity Research at Bailard. He joined Bailard in 2011 and has over 15 years of investment experience.
Ms. Liando is Vice President, International Equities at Bailard, which she joined in 2023. Prior to joining Bailard, Ms. Liando worked as a Senior Equity Analyst for the Disruption and Asia funds at Evans & Partners in Sydney, Australia from 2019 to 2023.
Nationwide Schroders Global Equity Fund
Alex Tedder and Frank Thormann, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.
Mr. Tedder is a Portfolio Manager and CIO - Equities. He re-joined the firm in 2014.
Mr. Thormann is a Portfolio Manager for Global and U.S. Large Cap Equity portfolios. He joined the firm in 2017.

Fund Management (cont.)
Nationwide Strategic Income Fund
Victory Capital uses a team of portfolio managers from its investment franchise, Pioneer Investments (“Pioneer”) to manage the Fund. The portfolio managers who are jointly and primarily responsible for day-to-day management of the Fund are Jonathan M. Duensing, CFA, and Jeffrey C. Galloway, CFA.
Mr. Duensing is Senior Managing Director, Director of Fixed Income, and Portfolio Manager of Pioneer. He joined Victory Capital in 2025, and the predecessor investment adviser in 1996.
Mr. Galloway is Senior Vice President, Portfolio Manager, and Senior Credit Analyst of Pioneer. He joined Victory Capital in 2025, and the predecessor investment adviser in 2006.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

Investing with Nationwide Funds
Share Classes

When selecting a share class, you should consider the following:
●which share classes are available to you;
●how much you intend to invest;
●total costs and expenses associated with a particular share class and
●whether you qualify for any reduction or waiver of sales charges.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (backend) sales charge (“CDSC”) waivers. More information about purchasing shares through certain financial intermediaries appears in Appendix A to this Prospectus.
In all instances, it is the purchaser’s responsibility to notify Nationwide Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
Your financial intermediary can help you to decide which share class is best suited to your needs. In addition to the sales charges and fees discussed in this section, your financial intermediary also may charge you a fee when you purchase or redeem a Fund’s shares.

The Nationwide Funds (also referred to as the “Funds”) offer several different share classes, each with different price and cost features. Class A shares are available to all investors. Institutional Service Class, Class R6 and Class M shares are available only to certain investors. For eligible investors, these share classes may be more suitable than Class A shares.
Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial intermediary can help you with this decision.
Class A Shares
Class A shares are subject to a front-end sales charge of 5.75% (2.25% for Nationwide Strategic Income Fund) of the offering price, which declines based on the size of your purchase as shown below. A front-end sales charge means that a portion of your investment goes toward the sales charge and is not invested. Class A shares are subject to maximum annual administrative services fees of 0.25% and an annual Rule 12b-1 fee of 0.25%.
Front-End Sales Charges for Class A Shares for Nationwide Bailard International Equities Fund and Nationwide Schroders Global Equity Fund
Amount of Purchase	Sales Charge as a Percentage of		Dealer Commission as a Percentage of Offering Price
	Offering Price	Net Amount Invested (approximately)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None*
*
Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A Shares for Nationwide Strategic Income Fund
Amount of Purchase	Sales Charge as a Percentage of		Dealer Commission as a Percentage of Offering Price
	Offering Price	Net Amount Invested (approximately)
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None*
*
Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.
Waiver of Class A Sales Charges
Front-end sales charges on Class A shares are waived for the following purchasers:
●registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the amounts to be invested in the Fund;
●investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge its customers a transaction fee;
●current shareholders of a Nationwide Fund who, as of February 28, 2017, owned their shares directly with the Trust in an account for which Nationwide Fund Distributors LLC (the “Distributor”) was identified as the broker-dealer of record;
●directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;

Investing with Nationwide Funds (cont.)
●employer-sponsored 401(k) plans, 457 plans, 403(b) plans, health savings accounts, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. For purposes of this provision, employer-sponsored plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans;
●owners of individual retirement accounts (“IRA”) investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;
●any investor who purchases Class A shares of a Fund (the “New Fund”) with proceeds from sales of Class K or Eagle Class shares of another Nationwide Fund, where the New Fund does not offer Class K or Eagle Class shares;
●investment advisory clients of the Adviser and its affiliates;
●Trustees and retired Trustees of the Trust and
●directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser or its affiliates, and directors, officers, full-time employees (and their spouses, children or immediate relatives) of any current subadviser to the Trust.
The SAI lists other investors eligible for sales charge waivers.
Reduction of Class A Sales Charges
Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:
●A larger investment. The sales charge decreases as the amount of your investment increases.
●Rights of accumulation (“ROA”). To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A shares in all Nationwide Funds (except the Nationwide Government Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.
●Share repurchase privilege. If you redeem Fund shares from your account, you may qualify for a one time reinvestment privilege (also known as a Right of Reinstatement). Generally, you may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)
●Letter of Intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase and hold at least $50,000 or $100,000, as applicable, in Class A shares (except the Nationwide Government Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. Your accumulated holdings (as described and calculated under “Rights of Accumulation” above) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges. These additional sales charges would be equal to any applicable front-end sales charges that would have been paid on the shares already purchased, had there been no Letter of Intent.
The value of cumulative-quantity-discount-eligible-shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Fund held in (i) all accounts (e.g., retirement accounts) with the Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waivers. This information regarding breakpoints is also available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Purchasing Class A Shares without a Sales Charge
Purchases of $1 million or more of Class A shares of the Nationwide Bailard International Equities Fund and Nationwide Schroders Global Equity Fund shares, and $500,000 or more of Class A shares of the Nationwide Strategic Income Fund have no front-end sales charge. You can purchase $1 million or more, or $500,000 or more, as applicable, in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this Prospectus) at one time, or you can utilize the ROA discount and Letter of Intent discount as described above. However, a CDSC applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.

Investing with Nationwide Funds (cont.)
The CDSC does not apply:
●if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
●if no finder’s fee was paid or
●to shares acquired through reinvestment of dividends or capital gains distributions.
Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide Bailard International Equities Fund and Nationwide Schroders Global Equity Fund)
Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	1.00%
Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide Strategic Income Fund)
Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%
Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A Shares” for a list of situations where a CDSC is not charged.
The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.
Waiver of Contingent Deferred Sales Charges—Class A Shares
The CDSC is waived on:
●the redemption of Class A shares purchased through reinvested dividends or distributions;
●Class A shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability and
●mandatory withdrawals of Class A shares from traditional IRAs after age 70 1∕2 (for shareholders who reached the age of 70 1∕2 on or prior to December 31, 2019) or the age of 72 (for shareholders who turned 70 1∕2 after December 31, 2019) and for other required distributions from retirement accounts.
If you qualify for a waiver of a CDSC, you must notify the Funds' transfer agent, your financial advisor or other intermediary at the time of purchase and also must provide any required evidence showing that you qualify. For more complete information, see the SAI.
Class M Shares
Class M Shares are only available to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and to existing Class M shareholders.
Share Classes Available Only to Institutional Accounts
The Funds offer Institutional Service Class and Class R6 shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.
If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan. Other fiduciaries also should consider their obligations in determining the appropriate share class for a customer including:
●the level of distribution and administrative services the plan or account requires;
●the total expenses of the share class and
●the appropriate level and type of fee to compensate the intermediary.
An intermediary may receive different compensation depending on which class is chosen.
Class R6 Shares
Class R6 shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Class R6 shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to April 1, 2014.
Class R6 shares are available for purchase only by the following:
●funds-of-funds;

Investing with Nationwide Funds (cont.)
●retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
●a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;
●clients of registered investment advisers who derive compensation for advisory services exclusively from such clients;
●high-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary;
●current or former Trustees of the Trust or
●current holders of Class R6 shares of any Nationwide Fund.
Except as noted below, Class R6 shares are not available to retail accounts or to broker-dealer fee-based wrap programs.
Institutional Service Class Shares
Institutional Service Class shares are sold without a sales charge, and are not subject to Rule 12b-1 fees. Institutional Service Class shares are subject to a maximum annual administrative services fee of 0.25%. Institutional Service Class shares are available for purchase only by the following:
●retirement plans advised by financial professionals;
●retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
●a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
●fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers;
●unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
●current holders of Institutional Service Class shares of any Nationwide Fund.
Institutional Service Class and Class R6 shares also may be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Service Class or Class R6 shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.
Sales Charges and Fees
Sales Charges
Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.
Distribution and Service Fees
Each of the Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A shares of the Funds to compensate the Distributor through distribution and/or service fees (“Rule 12b-1 fees”) for expenses associated with distributing and selling shares and maintaining shareholder accounts. These Rule 12b-1 fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Service Class, Class R6 and Class M shares pay no Rule 12b-1 fees.
These Rule 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, Rule 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A shares pay the Distributor annual amounts not exceeding the following:
Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Administrative Services Fees
Class A and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Board of Trustees. These fees, which are in addition to Rule 12b-1 fees for Class A shares, as described above, are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
For the current fiscal year, administrative services fees are estimated to be as follows:

Investing with Nationwide Funds (cont.)
Nationwide Bailard International Equities Fund Class A and Institutional Service Class shares: 0.05% and 0.12%, respectively.
Nationwide Schroders Global Equity Fund Class A and Institutional Service Class shares: 0.08% and 0.25%, respectively.
Nationwide Strategic Income Fund Class A and Institutional Service Class shares: 0.16% and 0.12%, respectively.
Because these fees are paid out of a Fund’s Class A and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.
Revenue Sharing
The Adviser and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such payments may include:
●the Adviser’s affiliates;
●broker-dealers;
●financial institutions and
●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.
Contact your financial intermediary for details about revenue sharing payments it may receive.
Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
Contacting Nationwide Funds
Representatives are available 9 a.m. to 8 p.m. Eastern time, Monday through Friday, at 800-848-0920.
Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:
●make transactions;
●hear fund price information and
●obtain mailing and wiring instructions.
Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:
●download Fund Prospectuses;
●obtain information on the Nationwide Funds;
●access your account information and
●request transactions, including purchases, redemptions and exchanges.
By Regular Mail Nationwide Funds, c/o U.S. Bank Global Fund Services
P.O. Box 219336,
Kansas City, MO 64121-9336.
By Overnight Mail Nationwide Funds, c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave., Suite 219336,
Kansas City, MO 64105-1307.

Investing with Nationwide Funds (cont.)
Fund Transactions
Unless you qualify for a Class A sales charge waiver, as described in “Waiver of Class A Sales Charges” above, or you otherwise qualify to purchase either Institutional Service Class, Class R6 or Class M shares (and meet the applicable minimum investment amount), you may buy Fund shares only through a broker-dealer or financial intermediary that is authorized to sell you shares of Nationwide Funds. All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s net asset value (“NAV”) to receive that day’s NAV.
How to Buy Shares	How to Exchange* or Sell** Shares
Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.
**A signature guarantee may be required. See “Signature Guarantee” below.
Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the
NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the
NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Nationwide
Funds. You must indicate the broker or financial intermediary that is authorized to sell you Fund shares. Payment must be made in U.S. dollars and drawn on a U.S. bank. The
Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.

By mail. You may request an exchange or redemption by mailing a letter to
Nationwide Funds. The letter must include your account number(s) and the name(s)
of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.
Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.
The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.
By bank wire. You may have your bank transmit funds by federal funds wire to the
Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)
●if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.
●your bank may charge a fee to wire funds.
●the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application.
(The authorization will be in effect unless you give the Funds written notice of its termination.)
●your proceeds typically will be wired to your bank on the next business day after your order has been processed.
●Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.
●your financial institution also may charge a fee for receiving the wire.
●funds sent outside the U.S. may be subject to higher fees.
Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You may fund your Nationwide Funds’ account with proceeds from a domestic bank via ACH. To set up your account for ACH purchases, a voided check must be attached to your application. Your account will be eligible to receive ACH purchases 15 days after you provide your bank’s routing number and account information to the Fund’s transfer agent. Once your account is eligible to receive ACH purchases, the purchase price for Fund shares is the net asset value next determined after your order is received by the transfer agent, plus any applicable sales charge. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)
ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.

Investing with Nationwide Funds (cont.)
Buying Shares
Share Price
The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:
●calculated at the close of regular trading (usually 4 p.m. Eastern time) each day the New York Stock Exchange is open and
●generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.
The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.
The Funds generally are available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A
“significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations

Investing with Nationwide Funds (cont.)
of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the New York Stock Exchange is closed.
Minimum Investments

Class A Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional Investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50
Class R6 Shares
To open an account	$1 million (per Fund)
Additional Investments	No Minimum
Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional Investments	No Minimum
Class M Shares
To open an account	$5,000 (per Fund)
Additional Investments	$100
Minimum Investments
Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply.
The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:
●name;
●date of birth (for individuals);
●residential or business street address (although post office boxes are still permitted for mailing) and
●Social Security number, taxpayer identification number or other identifying number.
You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Accounts with Low Balances
Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.
●If the value of your account falls below $2,000 ($1,000 for IRA accounts), you generally are subject to a $5 quarterly fee, unless such account actively participates in an

Investing with Nationwide Funds (cont.)
Automatic Asset Accumulation Plan. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the low-balance fee.
●Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed. A redemption of your remaining shares may be a taxable event for you. See “Distributions and Taxes—Selling or Exchanging Shares” below.
Exchanging Shares
You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:
●both accounts have the same registration;
●your first purchase in the new fund meets its minimum investment requirement and
●you purchase the same class of shares.
No minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Class R6 shares seeking to exchange such shares for Class R6 shares of another Fund, where such Institutional Service Class or Class R6 shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.
The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.
Generally, there are no sales charges for exchanges of shares. However,
●if you exchange from Class A shares of a Fund to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.
●if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.
For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Government Money Market Fund).
Exchanges into the Nationwide Government Money Market Fund
You may exchange between Class R6 shares of the Funds and Class R6 shares of the Nationwide Government Money Market Fund. You may exchange between all other share classes of the Funds and the Investor Shares of the
Nationwide Government Money Market Fund. If your original investment was in Investor Shares, any exchange of Investor Shares you make for Class A shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Investor Shares of the Nationwide Government Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Government Money Market Fund are subject to any CDSC that applies to the original purchase.
Selling Shares
You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more than or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.
You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:
●the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●trading is restricted or
●an emergency exists (as determined by the U.S. Securities and Exchange Commission).
Generally, a Fund will pay you for the shares that you redeem within two days after your redemption request is received by check or electronic transfer, except as noted below. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take 10 business days from your date of purchase). A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:
●is engaged in excessive trading or
●if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with

Investing with Nationwide Funds (cont.)
management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash. Securities received from in-kind redemptions are subject to market risk until they are sold. For more about Nationwide Funds’ ability to make a redemption in-kind as well as how redemptions in-kind are effected, see the SAI.
The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.
Automatic Withdrawal Program
You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class A shares will be subject to any applicable CDSC.

Signature Guarantee
A signature guarantee is required for sales of shares of the Funds in any of the following instances:
●your account address has changed within the last 30 calendar days;
●the redemption check is made payable to anyone other than the registered shareholder;
●the proceeds are mailed to any address other than the address of record;
●the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account or
●the redemption amount is $500,000 or more.
No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to another account maintained by a Nationwide Financial Services, Inc. company.
A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading
The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively affect fund performance.
Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities or derivatives held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small-cap securities, commodity-linked investments, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds:
Fair Valuation
The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”
Monitoring of Trading Activity
The Funds, through the Adviser, their subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2

Investing with Nationwide Funds (cont.)
under the Investment Company Act of 1940, as amended, Nationwide Investment Management Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which the intermediary must, upon request, provide a Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.
Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
Restrictions on Transactions
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:
●restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
●reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Distributions and Taxes
The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For advice about your personal tax situation, please speak with your tax advisor.
Income and Capital Gain Distributions
Each Fund has elected, and intends to qualify each year, as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except for the Nationwide Strategic Income Fund) expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Nationwide Strategic Income Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly.  Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash by contacting the Funds’ transfer agent or your financial intermediary.
If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.
Tax Considerations
If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:
●distributions are taxable to you at either ordinary income or capital gains tax rates;
●distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
●distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
●for individual shareholders, a portion of the income dividends paid may be qualified dividend income eligible for taxation at long-term capital gains tax rates, provided that certain holding period requirements are met;
●for corporate shareholders, a portion of the income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and
●distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.
The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-advantaged plan or account or are otherwise not subject to federal income tax or applicable tax reporting). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code of 1986, as amended, that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, a Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any shares sold or exchanged after you receive your tax statement.
Distributions from the Funds (both taxable dividends and capital gains) normally are taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-advantaged plan or account or are otherwise not subject to federal income tax).
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to

Distributions and Taxes (cont.)
do so, then any foreign taxes it pays on these investments may be passed through to you pro rata as a foreign tax credit.
Selling or Exchanging Shares
Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, the long-term capital gains tax rates generally are 0%, 15% or 20% depending on your taxable income and the nature of the capital gain. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Each Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should review carefully the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Other Tax Jurisdictions
Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Tax Status for Retirement Plans and Other Tax-Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-advantaged account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 24% of any distributions or proceeds paid.
Other Reporting and Withholding Requirements
Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with

Distributions and Taxes (cont.)
appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in a Fund.

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years ended October 31, or if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges).
Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds' reports filed on Form N-CSR which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. The information for the six-month period ended April 30, 2026, has been derived from the
Funds' unaudited financial statements, which are included in the Trust's semiannual reports and are available upon request.

FINANCIAL HIGHLIGHTS: NATIONWIDE BAILARD INTERNATIONAL EQUITIES FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(c)(f)
Class A Shares
4/30/2026 (Unaudited)	$11.73	$0.12	$1.43	$1.55	$(0.16)	$(0.62)	$(0.78)	$12.50	13.94%	$9,426	1.04%	2.01%	1.05%	14.71%
10/31/2025	9.63	0.20	2.23	2.43	(0.33)	—	(0.33)	11.73	25.90%	7,419	1.19%	1.94%	1.19%	41.36%
10/31/2024	7.94	0.18	1.75	1.93	(0.24)	—	(0.24)	9.63	24.53%	4,945	1.20%	1.92%	1.20%	38.37%
10/31/2023	6.84	0.17	1.11	1.28	(0.18)	—	(0.18)	7.94	18.73%	3,557	1.22%	2.12%	1.22%	47.96%
10/31/2022	9.38	0.18	(2.42)	(2.24)	(0.30)	—	(0.30)	6.84	(24.53)%	2,864	1.24%	2.16%	1.24%	44.83%
10/31/2021	7.33	0.18	2.03	2.21	(0.16)	—	(0.16)	9.38	30.34%	4,314	1.26%	1.93%	1.26%	39.84%
Class M Shares
4/30/2026 (Unaudited)	11.78	0.13	1.44	1.57	(0.18)	(0.62)	(0.80)	12.55	14.09%	268,196	0.74%	2.26%	0.76%	14.71%
10/31/2025	9.66	0.23	2.24	2.47	(0.35)	—	(0.35)	11.78	26.33%	237,879	0.89%	2.23%	0.89%	41.36%
10/31/2024	7.96	0.21	1.76	1.97	(0.27)	—	(0.27)	9.66	24.89%	188,371	0.88%	2.21%	0.88%	38.37%
10/31/2023	6.85	0.20	1.12	1.32	(0.21)	—	(0.21)	7.96	19.27%	155,910	0.89%	2.50%	0.89%	47.96%
10/31/2022	9.40	0.20	(2.43)	(2.23)	(0.32)	—	(0.32)	6.85	(24.39)%	134,084	0.91%	2.51%	0.91%	44.83%
10/31/2021	7.34	0.21	2.04	2.25	(0.19)	—	(0.19)	9.40	30.85%	185,472	0.92%	2.29%	0.92%	39.84%
Class R6 Shares
4/30/2026 (Unaudited)	11.78	0.10	1.46	1.56	(0.18)	(0.62)	(0.80)	12.54	14.01%	2,527	0.78%	1.65%	0.79%	14.71%
10/31/2025	9.66	0.23	2.24	2.47	(0.35)	—	(0.35)	11.78	26.33%	7,346	0.92%	2.12%	0.92%	41.36%
10/31/2024	7.96	0.21	1.76	1.97	(0.27)	—	(0.27)	9.66	24.89%	1,649	0.88%	2.22%	0.88%	38.37%
10/31/2023	6.85	0.21	1.11	1.32	(0.21)	—	(0.21)	7.96	19.27%	1,374	0.89%	2.53%	0.89%	47.96%
10/31/2022	9.40	0.17	(2.40)	(2.23)	(0.32)	—	(0.32)	6.85	(24.39)%	1,306	0.91%	2.02%	0.91%	44.83%
10/31/2021	7.34	0.21	2.04	2.25	(0.19)	—	(0.19)	9.40	30.85%	10,519	0.92%	2.35%	0.92%	39.84%
Institutional Service Class Shares
4/30/2026 (Unaudited)	11.78	0.13	1.43	1.56	(0.17)	(0.62)	(0.79)	12.55	14.02%	9,376	0.85%	2.22%	0.87%	14.71%
10/31/2025	9.66	0.21	2.25	2.46	(0.34)	—	(0.34)	11.78	26.19%	6,677	1.01%	1.95%	1.01%	41.36%
10/31/2024	7.96	0.20	1.76	1.96	(0.26)	—	(0.26)	9.66	24.85%	3,551	0.94%	2.10%	0.94%	38.37%
10/31/2023	6.85	0.20	1.12	1.32	(0.21)	—	(0.21)	7.96	19.21%	3,485	0.93%	2.44%	0.93%	47.96%
10/31/2022	9.39	0.20	(2.43)	(2.23)	(0.31)	—	(0.31)	6.85	(24.34)%	3,726	0.95%	2.43%	0.95%	44.83%
10/31/2021	7.33	0.19	2.06	2.25	(0.19)	—	(0.19)	9.39	30.84%	9,593	0.96%	2.12%	0.96%	39.84%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Excludes sales charge.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE SCHRODERS GLOBAL EQUITY FUND (FORMERLY, NATIONWIDE GLOBAL SUSTAINABLE EQUITY FUND)
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(c)(g)
Class A Shares
4/30/2026 (Unaudited)	$25.92	$0.06	$1.64	$1.70	$(0.06)	$(2.86)	$(2.92)	$24.70	7.41%	$43,888	1.10%	0.48%	1.10%	92.30%
10/31/2025	22.60	0.07	4.93	5.00	(0.25)	(1.43)	(1.68)	25.92	23.91%	43,866	1.13%	0.30%	1.13%	41.80%
10/31/2024	18.48	0.04	4.15	4.19	(0.07)	—	(0.07)	22.60	22.72%	39,889	1.23%	0.17%	1.23%	31.22%
10/31/2023	18.17	0.05	1.90	1.95	(0.06)	(1.58)	(1.64)	18.48	11.31%	35,482	1.25%	0.25%	1.32%	42.83%
10/31/2022	25.87	0.10	(4.68)	(4.58)	(0.08)	(3.04)	(3.12)	18.17	(19.99)%	34,769	1.31%	0.47%	1.49%	28.25%
10/31/2021	18.29	(0.03)	7.86	7.83	(0.05)	(0.20)	(0.25)	25.87	43.09%	47,775	1.30%	(0.11)%	1.55%	39.73%
Class R6 Shares
4/30/2026 (Unaudited)	27.27	0.10	1.74	1.84	(0.10)	(2.86)	(2.96)	26.15	7.60%	13,216	0.77%	0.83%	0.77%	92.30%
10/31/2025	23.70	0.15	5.19	5.34	(0.34)	(1.43)	(1.77)	27.27	24.32%	12,183	0.80%	0.61%	0.80%	41.80%
10/31/2024	19.37	0.12	4.36	4.48	(0.15)	—	(0.15)	23.70	23.19%	9,333	0.89%	0.52%	0.89%	31.22%
10/31/2023	18.96	0.12	1.98	2.10	(0.11)	(1.58)	(1.69)	19.37	11.67%	7,487	0.90%	0.62%	0.95%	42.83%
10/31/2022	26.89	0.17	(4.88)	(4.71)	(0.18)	(3.04)	(3.22)	18.96	(19.73)%	5,159	0.96%	0.80%	1.14%	28.25%
10/31/2021	18.99	0.05	8.16	8.21	(0.11)	(0.20)	(0.31)	26.89	43.56%	7,682	0.95%	0.22%	1.20%	39.73%
Institutional Service Class Shares
4/30/2026 (Unaudited)	27.30	0.07	1.74	1.81	(0.06)	(2.86)	(2.92)	26.19	7.48%	189,481	1.02%	0.56%	1.02%	92.30%
10/31/2025	23.71	0.09	5.20	5.29	(0.27)	(1.43)	(1.70)	27.30	24.02%	186,917	1.05%	0.37%	1.05%	41.80%
10/31/2024	19.39	0.06	4.36	4.42	(0.10)	—	(0.10)	23.71	22.83%	170,533	1.14%	0.25%	1.14%	31.22%
10/31/2023	18.97	0.11	1.97	2.08	(0.08)	(1.58)	(1.66)	19.39	11.58%	153,290	1.02%	0.57%	1.02%	42.83%
10/31/2022	26.89	0.16	(4.88)	(4.72)	(0.16)	(3.04)	(3.20)	18.97	(19.78)%	5,359	1.02%	0.76%	1.20%	28.25%
10/31/2021	18.99	0.03	8.16	8.19	(0.09)	(0.20)	(0.29)	26.89	43.44%	6,920	1.05%	0.14%	1.30%	39.73%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Excludes sales charge.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Expense ratios include expenses reimbursed to the Advisor for the six months ended in 2026 and for the years ended 2025 and 2024.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE STRATEGIC INCOME FUND (FORMERLY, NATIONWIDE AMUNDI STRATEGIC INCOME FUND)
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(c)(f)
Class A Shares
4/30/2026 (Unaudited)	$10.21	$0.28	$(0.06)	$0.22	$(0.28)	$—	$(0.28)	$10.15	2.22%	$159,730	0.90%	5.49%	0.98%	57.57%
10/31/2025	10.00	0.59	0.12	0.71	(0.50)	—	(0.50)	10.21	7.33%	131,915	0.90%	5.85%	1.01%	290.32%
10/31/2024	9.43	0.60	0.50	1.10	(0.53)	—	(0.53)	10.00	11.91%	38,516	0.99%	6.16%	1.15%	220.79%
10/31/2023	9.68	0.60	0.12	0.72	(0.47)	(0.50)	(0.97)	9.43	7.90%	15,994	0.90%	6.36%	1.10%	49.85%
10/31/2022	10.55	0.49	(0.96)	(0.47)	(0.40)	—	(0.40)	9.68	(4.55)%	1,799	0.79%	4.84%	1.02%	75.11%
10/31/2021	10.11	0.40	0.62	1.02	(0.58)	—	(0.58)	10.55	10.35%	1,410	0.83%	3.80%	1.07%	101.89%
Class R6 Shares
4/30/2026 (Unaudited)	10.21	0.30	(0.05)	0.25	(0.30)	—	(0.30)	10.16	2.53%	219,576	0.49%	5.90%	0.57%	57.57%
10/31/2025	10.01	0.63	0.12	0.75	(0.55)	—	(0.55)	10.21	7.69%	91,626	0.49%	6.28%	0.60%	290.32%
10/31/2024	9.43	0.65	0.50	1.15	(0.57)	—	(0.57)	10.01	12.55%	70,980	0.49%	6.68%	0.65%	220.79%
10/31/2023	9.69	0.64	0.10	0.74	(0.50)	(0.50)	(1.00)	9.43	8.15%	54,882	0.49%	6.75%	0.71%	49.85%
10/31/2022	10.55	0.51	(0.94)	(0.43)	(0.43)	—	(0.43)	9.69	(4.19)%	51,242	0.49%	5.02%	0.73%	75.11%
10/31/2021	10.11	0.43	0.63	1.06	(0.62)	—	(0.62)	10.55	10.72%	97,899	0.49%	4.14%	0.73%	101.89%
Institutional Service Class Shares
4/30/2026 (Unaudited)	10.21	0.29	(0.05)	0.24	(0.30)	—	(0.30)	10.15	2.37%	1,704,228	0.61%	5.78%	0.69%	57.57%
10/31/2025	10.01	0.62	0.11	0.73	(0.53)	—	(0.53)	10.21	7.55%	1,236,935	0.61%	6.16%	0.72%	290.32%
10/31/2024	9.43	0.64	0.50	1.14	(0.56)	—	(0.56)	10.01	12.41%	530,870	0.61%	6.52%	0.77%	220.79%
10/31/2023	9.68	0.62	0.12	0.74	(0.49)	(0.50)	(0.99)	9.43	8.13%	147,999	0.61%	6.63%	0.82%	49.85%
10/31/2022	10.55	0.50	(0.95)	(0.45)	(0.42)	—	(0.42)	9.68	(4.40)%	69,124	0.61%	4.99%	0.84%	75.11%
10/31/2021	10.10	0.43	0.63	1.06	(0.61)	—	(0.61)	10.55	10.69%(g)	53,980	0.61%	4.07%	0.85%	101.89%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Excludes sales charge.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

Appendix A: Intermediary Sales Charge Discounts and Waivers
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify Nationwide Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. To qualify for waivers and discounts not available through a particular intermediary, purchasers will have to purchase Fund shares directly from the Trust or through another intermediary by which such waivers and discounts are available. Please see the section of this Prospectus entitled “Share Classes” commencing on page 37 of this Prospectus for more information on sales charges and waivers available for Class A shares. In addition to the sales charges and fees discussed below, your financial intermediary also may charge you a fee when you purchase or redeem a Fund’s shares.
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
Waiver of Class A Sales Charges for Fund Shares Purchased through Merrill
Shareholders who are customers of Merrill purchasing or selling Fund shares through a Merrill platform or account will be eligible only for the following sales charge waivers, which may differ from those stated in this Prospectus or the SAI. Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Merrill clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
●employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans;
●shares purchased through a Merrill investment advisory program;
●brokerage class shares (i.e., Class A) exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;
●shares purchased through the Merrill Edge Self-Directed platform;
●shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund in the same account;
●shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);
●shares purchased by eligible persons associated with the Fund as defined in this Prospectus (e.g. the Fund's officers or Trustees) and
●shares purchased from the proceeds of a mutual fund redemption in Class A shares of any Nationwide Fund, provided (1) the repurchase occurs within 90 calendar days from the redemption trade date, and (2) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation and Letters of Intent
●Breakpoints as described in this Prospectus, where the sales load is at or below the maximum sales load permitted by Merrill, as described in the Merrill SLWD Supplement;
●Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in their Merrill Household. Effective May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement; and
●Letters of Intent (“Letter of Intent”) which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within the purchaser’s Merrill Household, as further described in the Merrill SLWD Supplement. On or about May 1, 2026, Merrill will no longer accept new Letters of Intent. For more details on the timing, please refer to the Merrill SLWD Supplement.
Waivers of Contingent Deferred Sales Charges
Shareholders redeeming Class A shares through a Merrill platform or account will be eligible for only the following CDSC waivers:
●shares sold due to the client’s death or disability (as defined by Section 22e(3) of the Internal Revenue Code of 1986, as amended;
●shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
●shares sold due to return of excess contributions from an IRA account;
●shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable regulations pursuant to the Internal Revenue Code of 1986, as amended and
●shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost shares class of the same mutual fund.
Morgan Stanley Smith Barney LLC (“Morgan Stanley Wealth Management”)
Waiver of Class A Sales Charges for Fund Shares Purchased through Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI:
●employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans;
●Morgan Stanley Wealth Management employee and employee-related accounts according to Morgan Stanley Wealth Management’s account linking rules;
●shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
●shares purchased through a Morgan Stanley Wealth Management self-directed brokerage account and
●shares purchased from the proceeds of redemptions of any Nationwide Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services and each entity’s affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales load waivers on Class A shares available at Raymond James
●shares purchased in an investment advisory program;
●shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;
●employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James and
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC Waivers on Class A shares available at Raymond James
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●a return of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares redeemed to pay Raymond James fees, but only if the transaction is initiated by Raymond James and
●shares redeemed where the redemption proceeds are used to purchase shares of the same Fund or a different Fund within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Front-end load discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
●Breakpoints as described in this Prospectus;
●Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets; and

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
●Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Edward D. Jones & Co., L.P. (“Edward Jones”)
Shareholders who are clients of Edward Jones purchasing Fund shares through Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or the SAI, or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones, at the time of purchase, of any relationship, holdings of fund family assets, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Waiver of Class A Sales Charges for Fund Shares Purchased through Edward Jones
●associates of Edward Jones, its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures;
●shares purchased in an Edward Jones fee-based program;
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment;
●shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made from a share class that charges a front-end sales load and one of the following (known as a Right of Reinstatement):
●the redemption and repurchase occur in the same account; or
●the redemption proceeds are used to process an: IRA contribution, excess contributions, conversion recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for Rights of Accumulation, as described below.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products;
●shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus;
●purchases of 529 Plan Class A shares through a rollover from either another education savings plan or a security used for qualified distributions and
●purchases of 529 Plan Class A shares made for recontribution of refunded amounts.
Front-End Load Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation and Letters of Intent
●Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus;
●Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of fund family assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV) and
●Letters of Intent (“LOI”) which allow for sales charge and breakpoint discounts based on anticipated purchases within a fund family, through Edward Jones, over a 13-month period of time. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at the LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
CDSC Waivers on Class A shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of systematic withdrawals with up to 10% per year of the account value;
●a return of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on the applicable IRS regulations, as described in this Prospectus;
●shares redeemed to pay Edward Jones fees or costs, but only if the transaction is initiated by Edward Jones;
●shares exchanged in an Edward Jones fee-based program;
●shares acquired through NAV reinstatement and
●shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding the Transactions Through Edward Jones
Minimum Purchase Amounts
●Initial purchase minimum: $250
●Subsequent purchase minimum: none
Minimum Balances
●Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
●A fee-based account held on an Edward Jones platform
●A 529 account held on an Edward Jones platform
●An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holding of a Fund’s share class to Class A shares of the same fund.
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney account will be eligible only for the following load waivers (front-end sales charge and CDSC waivers, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Waiver of Class A Front-end Sales Charges for Fund Shares Purchased through Janney
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family);
●shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney and
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC Waivers on Class A shares available at Janney
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●shares purchased in connection with a return of excess contributions from an IRA account;
●shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares sold to pay Janney fees but only if the transaction is initiated by Janney and
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Front-End Load Discounts Available at Janney: Breakpoints and/or Rights of Accumulation
●Breakpoints as described in this Prospectus and
●Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales load waivers on Class A shares available at OPCO
●employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
●shares purchased by or through a 529 Plan;
●shares purchased through an OPCO affiliated investment advisory program;
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family);
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement);
●employees and registered representatives of OPCO or its affiliates and their family members and
●trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.
CDSC Waivers on Class A shares available at OPCO
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●a return of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares redeemed to pay OPCO fees, but only if the transaction is initiated by OPCO and
●shares redeemed where the redemption proceeds are used to purchase shares of the same Fund or a different Fund within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Front-end load discounts available at OPCO: Breakpoints and Rights of Accumulation
●Breakpoints as described in this Prospectus and
●Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (“Baird”)
Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares available at Baird
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund;
●shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird;
●shares purchased from the proceeds of redemptions from another Nationwide Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur within the purchaser’s Baird household, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e., Rights of Reinstatement) and
●employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs.
CDSC Waivers on Class A shares available at Baird
●shares redeemed due to the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
●shares bought due to returns of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares redeemed to pay Baird fees, but only if the transaction is initiated by Baird; and
●shares purchased through a Right of Reinstatement.
Front-end sales charge discounts available at Baird: Breakpoints and/or Rights of Accumulation
●Breakpoints as described in this Prospectus;
●Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Nationwide Funds assets held by accounts within the purchaser’s household at Baird. Eligible Nationwide Funds assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets; and
●Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Nationwide Funds, through Baird, over a 13-month period of time.
Stifel Financial Corp. (“Stifel”)
Shareholders purchasing or holding Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Front-end sales charge discounts available at Stifel: Breakpoints and Rights of Accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
●shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel;
●shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program;
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Fund within the same fund family;
●shares purchased from the proceeds of redeemed shares of the Fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement;
●shares from rollovers into Stifel from retirement plans to IRAs;
●shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus;
●employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SAR-SEPs and
●charitable organizations and foundations, notably 501(c)(3) organizations.
CDSC Waivers on Class A shares available at Stifel
●death or disability of the shareholder or, in the case of 529 plans, the account beneficiary;
●shares sold as part of a systematic withdrawal plan not to exceed 12% annually;
●return of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations;
●shares acquired through a right of reinstatement;
●shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel and
●shares exchanged or sold in a Stifel fee-based program.

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
Share Class Conversions in Advisory Accounts
●Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)*
Effective April 1, 2026, clients of Wells Fargo Advisors purchasing Fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or Statement of Additional Information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A shares front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of a Fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
●Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV; and
●Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of a Fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
●Shares purchased through a rollover from another 529 plan; and
●Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
●Contingent deferred sales charges (CDSC) imposed on Fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of Fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
●Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan;
●Effective April 1, 2026, employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans; and
●Gift of shares will not be considered when determining breakpoint discounts.
*Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

For Additional Information Contact:
By Regular Mail
Nationwide Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219336
Kansas City, MO 64121-9336
By Overnight Mail
Nationwide Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave., Suite 219336
Kansas City, MO 64105-1307
For 24-Hour Access
Call 800-848-0920 (toll free). Representatives are available 9 a.m.– 8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.
Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents—which may be obtained free of charge—contain additional information about the Funds:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
●Semiannual Reports
To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed or visit the website at nationwide.com/mutualfunds.
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials altogether.
If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.
Information from the U.S. Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC:
●on the SEC’s EDGAR database via the internet at www.sec.gov or
●by electronic request to publicinfo@sec.gov (the SEC charges a fee to copy any documents).
The Trust’s Investment Company Act File No.: 811-08495
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